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                                                                   EXHIBIT 10.38

                                 FIRST AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


           First Amendment dated as of May 19, 1997 to Revolving Credit and Term Loan Agreement (the "First Amendment"), by and among FLEXTRONICS INTERNATIONAL LTD., a company incorporated in Singapore (the "Borrower"), BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of March 27, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

           WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

           NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT. Section 9 of the Credit Agreement is hereby amended as follows:

                      (a) Section 9.14 of the Credit Agreement is hereby amended by deleting the words "forty-five (45) days following the Closing Date" which appear in Section 9.14 and substituting in place thereof the words "June 30, 1997";

                      (b) Section 9.16 of the Credit Agreement is hereby amended by deleting the words "within forty-five days following the Closing Date" which appear in Section 9.16 and substituting in place thereof the words "by June 30, 1997"; and

                      (c) Section 9.17 of the Credit Agreement is hereby amended by deleting Section 9.17 in its entirety and restating it as follows:

                            9.17. PAYMENT OF ASTRON OBLIGATION. The Borrower
              shall make all payments under the Astron Sales Agreement, the Services Agreement dated February 2, 1996 between the Borrower, Astron Technologies Limited and Stephen Rees (the "Rees Service Agreement") and the Supplemental Services Agreement dated February 2, 1996 between Astron Group Limited and Stephen Rees (the "Supplemental Rees Agreement") which are able to be paid pursuant to such agreements in Astron Consideration Shares (as to the Astron Sales Agreement) or ordinary shares of the Borrower (pursuant to the Rees Service Agreement and Supplemental Rees Agreement); provided, however, the Borrower shall be permitted to make such payments in cash so long as



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              no Default or Event of Default has occurred and is continuing and the Borrower can demonstrate to the satisfaction of the Agent that the Leverage Ratio at the time of such cash payments is equal to or less than 2.50:1.00 both before and after giving effect to each such cash payment.

        SECTION 2. AMENDMENT TO SECTION 27 OF THE CREDIT AGREEMENT. Section 27 of the Credit Agreement is hereby amended by inserting immediately after the words "the amount of the Commitments of the Banks," which appear in the second sentence of Section 27 the words "the release of any of the Guarantors, the release of all or substantially all of the Collateral, the provisions of this
Section 27,".

        SECTION 3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Agent receives a counterpart of this First Amendment, executed by the Borrower, the Guarantors and the Majority Banks.

        SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

        SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        SECTION 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

        SECTION 7. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SECTION 8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.
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                                        FLEXTRONICS INTERNATIONAL LTD.



                                        By:____________________________________
                                        Title:


                                        BANKBOSTON, N.A.



                                        By:____________________________________
                                        Title:
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                                                                          Page 4



                            RATIFICATION OF GUARANTY

          Each of the undersigned guarantors hereby acknowledges and consents to the foregoing First Amendment as of May __, 1997, and agrees that each of the Guarantees dated as of March 27, 1997 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                            FLEXTRONICS INTERNATIONAL USA, INC.



                                            By:_________________________________
                                            Title:


                                            FLEXTRONICS INTERNATIONAL (UK) LTD.



                                            By:_________________________________
                                            Title:


                                            FLEXTRONICS MANUFACTURING (HK) LTD.



                                            By:_________________________________
                                            Title:


                                            FLEXTRONICS SINGAPORE PTE. LTD.



                                            By:_________________________________
                                            Title:


                                            FLEXTRONICS HOLDING (UK) LTD.



                                            By:_________________________________
                                            Title:


                                            FLEXTRONICS MALAYSIA SDN BHD



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                                            By:_________________________________
                                            Title:

                                            FLEXTRONICS INTERNATIONAL
                                             MARKETING (L) LTD.



                                            By:_________________________________
                                            Title:


                                            FLEXTRONICS HOLDINGS AB



                                            By:_________________________________
                                            Title:


                                            FLEXTRONICS INTERNATIONAL
                                             SWEDEN AB



                                            By:_________________________________
                                            Title:

                                            ASTRON GROUP LIMITED



                                            By:_________________________________
                                            Title: